                                                                       Exhibit 4
================================================================================



                          Highly Confidential
                          ------------------------------------------------------




                          Presentation to the Special
                          Committee of the Board of
                          Directors

                          APRIL 13, 2001
                          ------------------------------------------------------



                          ------------------------------------------------------
                          These materials are not intended to constitute an opinion or appraisal. These materials, which are based in part on information provided by the Company, are intended solely to accompany discussion with the Special Committee of the Board of Directors.
                          ------------------------------------------------------

                                                               TABLE OF CONTENTS
================================================================================


   I.    Transaction Chronology

  II.    Transaction Overview

 III.    Overview of NextHealth

             A.  Historical and Projected Financial Results
             B.  Historical Stock Price Performance

  IV.    Valuation Summary

             A.  Methodology
             B.  Implied Valuation Matrix
             C.  Premium Analysis

         Appendix

             A.  Precedent Transaction Analysis: Resorts
             B.  Precedent Transaction Analysis: Specialized Healthcare
             C.  Public Company Analysis
             D.  Discounted Cash Flow Analysis
             E.  Discount Rate Assumptions
             F.  Land Rights Valuation Calculation
             G.  Diluted Share Calculation

================================================================================




                        --------------------------------------------------------





                        I. Transaction Chronology





                        --------------------------------------------------------

                                                          TRANSACTION CHRONOLOGY
================================================================================

--------------------------------------------------------------------------------
        .  August 8, 2000:        NextHealth, Inc. ("NextHealth" or the
                                  "Company") received a letter from AP NH, LLC
                                  ("Apollo") requesting that NextHealth purchase
                                  Apollo's investments in the Company for a cash price of $5.39 a share or $30.7 million
                                  (the "Apollo Proposal").


        .  October 16, 2000:      NextHealth engaged Prudential Securities
                                  Incorporated ("Prudential Securities" or
                                  "PSI") to serve as its financial advisor to evaluate the Apollo Proposal and other strategic alternatives.

        .  Late December 2000:    The Special Committee of NextHealth's Board of
                                  Directors (the "Special Committee") decided not to pursue the Apollo Proposal.


        .  January 16, 2001:      NextHealth announced that it appointed a
                                  special committee to consider strategic
                                  options, including a possible sale of the Company, to maximize shareholder value. The
                                  Company also announced that it had retained
                                  Prudential Securities as financial advisor to the Special Committee.


--------------------------------------------------------------------------------

                                                         TRANSACTION CHRONOLOGY
================================================================================


--------------------------------------------------------------------------------

         .  January 18, 2001:     NextHealth received an offer from Anam LLC
            ("Parent" or "Bidder I"), organized by Bill O'Donnell, Jr., NextHealth's chief executive officer and George L. Ruff, a director of the Company, to buy all outstanding shares and interest for $5.10 per share in cash, subject to financing and other contingencies.

         .  January 19, 2001      Prudential Securities responded to the 1/18/01
            offer. PSI told Bidder I that the price was not sufficient and that the Company was not willing to accept a financing contingency or a non-solicitation provision.

         .  January 24, 2001:     Bidder I revised its offer to $5.45 share and
            the Company issued a press release announcing the revised offer.

         . Mid-Jan. to mid-Feb: Prudential Securities and the Special Committee received inquiries from seven (7) parties.

         .  January 25, 2001:     Prudential Securities mailed confidentiality
            agreements to the interested parties. Subsequently, after the execution of the confidentiality agreements, Prudential Securities mailed informational materials (the "Materials") and procedure letters to such interested parties. Five (5) entities executed confidentiality agreements and received the Materials.

--------------------------------------------------------------------------------

                                                          TRANSACTION CHRONOLOGY
================================================================================

--------------------------------------------------------------------------------

        . February 14, 2001: Prudential Securities received one preliminary indication of interest from Bidder II at $5.75 to $6.00 per share.

        . February 23, 2001: Prudential Securities received one preliminary indication of interest from Bidder III, who expressed interest in acquiring the assets of Sierra Tucson for $50 million free and clear of any liabilities.

        . Late Feb. to Mid-Mar: Bidder II and Bidder III conducted due diligence at a data room in New York as well as at the Company. All information that was provided to Bidder I was also made available to Bidders II and III.

        .  March 14, 2001:     The Company received 4 offers:

                            . Bidder I submitted a proposal to purchase all outstanding shares and interest in the Company for $5.75 per share.

                            . Bidder II/Bidder III jointly submitted a proposal to purchase all outstanding shares and interest in the Company for $5.75 per share subject to certain conditions and potential price adjustments related to Miraval's EBITDA and the Company's projected cash balance.

--------------------------------------------------------------------------------

                                                          TRANSACTION CHRONOLOGY
================================================================================

--------------------------------------------------------------------------------

        .  March 14, 2001:   .    Bidder II, submitted an offer to purchase
           (Continued)            the assets of Miraval for $47.0 million.

                             . Bidder III submitted a proposal to purchase the assets of Sierra Tucson for $ 35.5 million.

        .  March 15, 2001:   The Special Committee met and decided to continue
                             negotiations with respect to the two proposals to acquire the stock of the Company.

        .  March 19, 2001:   The Company received two revised offers:

                             . Bidder I submitted a revised offer for $6.00 per share.

                             . Bidder II/Bidder III submitted a revised offer with a floor of $4.96 per share without increasing its bid of $5.75 per share.

        .  March 20, 2001:   The Special Committee met and decided to further
                             investigate Bidder I's proposal, including the financing of Bidder I's proposal and the potential for Bidder I to make a cash deposit.


--------------------------------------------------------------------------------

                                                          TRANSACTION CHRONOLOGY
================================================================================

--------------------------------------------------------------------------------

        .  March 22, 2001:  Prudential Securities told Deutsche Bank, financial advisor to Bidder II, that Bidder II/Bidder III was not the high bidder, and encouraged Bidder II/Bidder III to raise their offer and eliminate the purchase price adjustments.

        .  March 30, 2001:  Bidder I revised its bid to $5.75 per share due to lower projections on the Miraval business segment. Based upon these lower EBITDA projections, Bidder II/III price adjustment would have resulted in an offer price of approximately $5.37 per share.

        .  April 12, 2001:  After extensive negotiations (including the realization that the Company had 300,000 additional warrants outstanding), Bidder I and the Special Committee agreed to a $5.65 per share purchase price.




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 At no time during Prudential Securities' engagement did the Special Committee request nor did Prudential Securities directly solicit any parties in connection with a potential sale of the Company; however, Prudential
       Securities responded to inquiries from interested third parties.

--------------------------------------------------------------------------------

================================================================================




                            ----------------------------------------------------




                            II.Transaction Overview




                            ----------------------------------------------------

                                                            TRANSACTION OVERVIEW
================================================================================

--------------------------------------------------------------------------------

        Synopsis:                It is proposed that Anam LLC, a limited
                                 liability company ("Anam" or "Parent"), NHI
                                 Acquisition Corp., a Delaware Corporation
                                 ("Merger Sub"), and the Company ("Target") will enter into an Agreement and Plan of Merger.
                                 Parent and Merger Sub are sometimes herein referred to as ("Buyer").

        Merger Consideration:    Pursuant to the Agreement, each issued and
                                 outstanding share of the Company's common stock, par value $.01 per share ("Common
                                 Stock"), other than those shares of Common
                                 Stock that, at the Effective Time, are owned by Buyer or by any subsidiary of Buyer (the
                                 "Excluded Shares") and each issued and
                                 outstanding share of the Company's preferred stock, par value $.01 (the "Preferred Shares") shall be converted into and exchanged for the right to receive an amount of cash equal to $5.65 per share (the "Merger").

        Financing:               Parent shall use commercially reasonable
                                 efforts to consummate debt and equity financing for the transaction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 This Transaction Overview does not purport to be be all-inclusive and certain capitalized terms not defined herein have their meanings ascribed to them in the
       Merger Agreement. See Merger Agreement for the complete details.
--------------------------------------------------------------------------------

                                                            TRANSACTION OVERVIEW
================================================================================


--------------------------------------------------------------------------------
        Earnest Money
        Deposit:              .  $2.5 million upon execution of the Agreement

                              .  $500,000 upon receipt at the SEC No Comments
                                 Date

                              . 2 optional deposits of $1 million each, if Buyer elects to extend this arrangement past certain specified dates.




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 This Transaction Overview does not purport to be be all-inclusive and certain capitalized terms not defined herein have their meanings ascribed to them in the
       Merger Agreement. See Merger Agreement for the complete details.

--------------------------------------------------------------------------------

                                                            TRANSACTION OVERVIEW
================================================================================


--------------------------------------------------------------------------------


Termination Fee:                   The Agreement provides for NextHealth to pay
                                   Buyer a termination fee of $1.65 million, plus reimbursement of up to $750,000 of all reasonable and documented, out-of-pocket expenses incurred by Buyer if the Agreement is terminated under certain circumstances detailed in the Agreement.

No Solicitation Provisions:        The Company will be prohibited from directly
                                   or indirectly soliciting or initiating, or participating in negotiations with (or providing information to), third parties regarding any possible Takeover Proposal.

                                   However, NextHealth will be expressly
                                   permitted to furnish information to, or enter into negotiation with, any third party who makes an unsolicited, written bona fide Takeover Proposal if the Company's Board determines that such acquisition is likely to result in a Superior Proposal (after consultation with the Special Committee, its independent financial advisor and legal counsel).

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 This Transaction Overview does not purport to be be all-inclusive and certain capitalized terms not defined herein have their meanings ascribed to them in the
       Merger Agreement. See Merger Agreement for the complete details.
--------------------------------------------------------------------------------

                                                            TRANSACTION OVERVIEW
================================================================================

     ($ in thousands, except share amounts and per share data)

     ---------------------------------------------------------------
          Offer Price per Share                       $      5.650
          Diluted Shares Outstanding/(1)/               14,650,973
                                                    --------------
          Implied Equity Purchase Price               $     82,778
          Net Debt/(2)/                                        503
                                                    --------------
          Implied Aggregate Purchase Price            $     83,281
     ---------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                                              Results           LTM
                                                                of            Implied
                                                            Operations        Multiple
                                                          --------------   --------------
          2000 Net Revenues                                   $41,292          2.0 x

          2000 EBITDA/(3)/                                    $10,785          7.7 x

          2001 Net Revenues                                   $45,913          1.8 x

          2001 Projected EBITDA/(4)/                          $15,073          5.5 x

          2000 Earnings Per Share ("EPS") - Diluted/(5)/      $  0.47         12.0 x
-----------------------------------------------------------------------------------------

     ___________________________
     (1) Includes all common and preferred stock, all outstanding options and warrants and all newly issued warrants pursuant to the Transaction. Calculated pursuant to the treasury stock method and includes all shares owned by the Buyer. See Appendix E - "Diluted Share Calculation".
     (2) As of December 31, 2000. Net debt includes current portion of long term debt and minority interest.
     (3) For the twelve months ended December 31, 2000.
     (4) Source: NextHealth management.
     (5) Source: NextHealth form 10K for the twelve months ended December 31, 2000.

                                                            TRANSACTION OVERVIEW
================================================================================

     --------------------------------------
     Offer Price:                    $5.650
     --------------------------------------

-----------------------------------------------------------------------------------------
                                                        Closing              Offer
                                                     Stock Price/(1)/       Premium
                                                   ------------------  ------------------
          One Day Prior to Announcement/(2)/
          on January 16, 2001 (January 12, 2001):        $3.375              67.4%

          Price One Week Prior to Announcement
          (January 8, 2001):                             $3.500              61.4%

          Price Four Weeks Prior to
          Announcement (December 19, 2001):              $3.000              88.3%

          Price Twelve Weeks Prior to
          Announcement (December 22, 2000):              $2.938              92.3%

          LTM Average Price (April 11, 2001):            $3.693              53.0%

          Current Price (April 11, 2001):                $4.350              29.9%
-----------------------------------------------------------------------------------------

     --------------------------------------------
     (1) Source:  Bloomberg Database.
     (2) Special Committee's public announcement that NextHealth is pursuing strategic alternatives including the sale of the company.

================================================================================


                                        ---------------------------------------


                                        III. Overview of NextHealth




                                       ---------------------------------------

================================================================================


                                        ---------------------------------------



                                        A. Historical and Projected
                                               Financial Results



                                        ---------------------------------------

                                      HISTORICAL AND PROJECTED FINANCIAL RESULTS
================================================================================

------------------------------------------------------------------------------------------------------------------------------------

($ in thousands, except per share data)

                                                          Fiscal Year Ended December 31
                                  -------------------------------------------------------------------------------------------------
                                    1998/(1)/    1999      2000     E2001/(2)/   E2002/(2)/   E2003/(2)/   E2004/(2)/   E2005/(2)/
                                  -------------------------------------------------------------------------------------------------
   Net Revenues                      $26,284     $30,350   $41,292   $45,913      $51,059      $56,333      $63,909      $70,840
   EBITDA                              3,229       5,168    10,785    15,073       17,983       20,836       25,614       29,840

   Closing Stock Price/(3)/
   --------------------------
     52 Week High                    $  2.50     $  2.25   $  4.75   $  5.22           NM           NM           NM           NM
     52 Week Low                     $  0.75     $  0.75   $  1.28   $  3.38           NM           NM           NM           NM
     52 Week Average                 $  1.37     $  1.20   $  3.11   $  4.64           NM           NM           NM           NM

   Annual Growth Rates
   --------------------------
     Net Revenues                       27.3%       15.5%     36.1%     11.2%        11.2%        10.3%        13.4%        10.8%
     EBITDA                               NM        56.6%    113.2%     39.8%        19.3%        15.9%        22.9%        16.5%
------------------------------------------------------------------------------------------------------------------------------------

   (1) Net Income includes an add back for extraordinary charges of $.26M ($.2M tax-adjusted).

   (2) Sierra Tucson and Corporate projections are from NextHealth's management as of March 26, 2001. Miraval projections are from NextHealth's management as of March 29, 2001.

   (3) Source: Stock prices from Bloomberg database. Prices are as of January 1 to December 31. 2001 prices are as of January 1, 2000 to April 6, 2001.

                                      HISTORICAL AND PROJECTED FINANCIAL RESULTS
================================================================================

---------------------------------------------------------------------------------------------------------------------------------
($ in thousands, except per share data)

                                                                           Fiscal Year Ended December 31
                                           --------------------------------------------------------------------------------------
                                                  1999       2000     E2001/(1)/  E2002/(1)/   E2003/(1)/  E2004/(1)/  E2005/(1)/
                                           --------------------------------------------------------------------------------------
Miraval Revenue Assumptions
---------------------------
Rooms Available                                 38,690     38,796       38,690      38,690       38,690      38,690       38,690
Rooms Occupied                                  20,338     25,340       25,695      27,147       28,360      29,134       29,830
% Occupancy                                       52.6%      65.3%        66.4%       70.2%        73.3%       75.3%        77.1%
Average Room Rate                          $    274.65   $ 327.56   $   348.31   $  363.25   $   410.48   $  488.08   $   575.34
AIR Rate Per Person                        $    297.00   $ 343.66   $   370.71   $  400.00   $   430.00   $  480.00   $   530.00
Average Revenues PG                        $    451.41   $ 507.82   $   553.16   $  587.23   $   628.20   $  690.76   $   753.22
Guest Nights                                    29,828     37,961       38,552      40,905       43,107      45,157       47,131
Guests Per Room                                   1.47       1.50         1.50        1.51         1.52        1.55         1.58
      Projected Miraval Revenues           $    13,465   $ 19,277   $   21,325   $  24,021   $   27,080   $  31,193   $   35,500
      Projected Miraval EBITDA             $       179   $  3,291   $    4,938   $   6,406   $    8,106   $  10,785   $   13,583
Sierra Tucson Revenue Assumptions/(2)/
------------------------------
ADC                                               56.5       63.8         68.8        74.0         79.0        85.0         91.0
Average Daily Net Rate                     $       806   $    932   $      966   $     988   $    1,001   $   1,041   $    1,050
      Projected Sierra Tucson Revenues     $    16,626   $ 21,714   $   24,263   $  26,683   $   28,867   $  32,294   $   34,877
      Projected STEM Revenues              $       214   $    256   $      277   $     305   $      334   $     367   $      404
                                           -----------   --------   ----------   ---------   ----------   ---------   ----------
        Projected Total ST Revenues        $    16,841   $ 21,970   $   24,540   $  26,988   $   29,201   $  32,661   $   35,282

      Projected Sierra Tucson EBITDA       $     5,994   $  9,355   $   11,129   $  12,534   $   13,801   $  16,026   $   17,597
      Projected STEM EBITDA                $        51   $     72   $       75   $      84   $       94   $     106   $      119
                                           -----------   --------   ----------   ---------   ----------   ---------   ----------
        Projected Total ST EBITDA          $     6,045   $  9,427   $   11,204   $  12,618   $   13,895   $  16,132   $   17,716
---------------------------------------------------------------------------------------------------------------------------------

(1) Sierra Tucson projections are from NextHealth's management as of March 26, 2001. Miraval projections are from NextHealth's management as of March 29, 2001.

(2) Sierra Tucson projections exclude Sierra Tucson Education Material ("STEM").

                                      HISTORICAL AND PROJECTED FINANCIAL RESULTS
================================================================================

---------------------------------------------------------------------------------------------------------------
($ in thousands)

                                                                For the Fiscal Year Ended Decmber 31,
                                                            -----------------------------------------
                                                                 1998           1999          2000
                                                                 ----           ----          ----
  Assets
      Cash and Marketable Securities                        $       843   $      3,803   $     12,737
      Acounts receivable, net                                       955          1,174          1,467
      Prepaid expenses                                              313            438            701
      Other Current Assets                                          554            573            708
                                                            -----------   ------------   ------------
          Total Current Assets                              $     2,665   $      5,988   $     15,613
      Property and Equipment, net                                34,347         33,327         32,871
      Long Term Receivables                                         135             64             64
      Intangible Assets (less amortization)                         648            431            214
      Other assets                                                   20             21             22
                                                            -----------   ------------   ------------
          Total Assets                                      $    37,815   $     39,831   $     48,784
                                                            ===========   ============   ============

  Liabilities and Equity
      Accounts Payable                                              561            888          1,192
      Accrued expenses and other liabilities                      3,610          3,835          5,808
                                                            -----------   ------------   ------------
          Total Current Liabilities                         $     4,171   $      4,723   $      7,000
                                                            -----------   ------------   ------------
      Long-term Debt and financing obligation                    12,815         12,724         12,587
                                                            -----------   ------------   ------------
          Total Libilities                                       16,986         17,447         19,587
      Minority Interest                                               -            389            547
      Preferred stock                                                 -              -              -
      Common stock                                                   86             86             86
      Retained earnings                                          47,997         48,012         48,146
      Accumulated deficit                                       (27,254)       (26,103)       (19,582)
      Shareholders' Equity                                  $    20,829   $     21,995   $     28,650
                                                            -----------   ------------   ------------
      Total Liabilities and Shareholders' Equity            $    37,815   $     39,831   $     48,784
                                                            ===========   ============   ============
---------------------------------------------------------------------------------------------------------------

(1) Source: NextHealth's 10K for fiscal year ended December 31, 2000, 1999 and 1998.

================================================================================


          ------------------------------------------------------------

                                B. Stock Price
                                   Performance

          ------------------------------------------------------------

                                                         STOCK PRICE PERFORMANCE
================================================================================
--------------------------------------------------------------------------------
NEXTHEALTH INC COM (NEXT)
Apr 11, 1996 - Apr 12, 2001                                   High: 5.44
U.S. Dollar                                                   Low:  0.69
                                                              Last: 4.48

                                   [GRAPH]
--------------------------------------------------------------------------------
Source: FactSet

                                                         STOCK PRICE PERFORMANCE
================================================================================


                     NextHealth - Since Apollo's Investment
--------------------------------------------------------------------------------

               Percent of Total Volume Traded at Specified Prices
                      November 15, 1996 to April 11, 2001

                                    [GRAPH]

Graph shows 21,972,400 cumulative shares 254% of the 8,636,263 shares outstanding as reported on 12/31/00.


                               NextHealth - LTM
--------------------------------------------------------------------------------

              Percent of Total Volume Traded at Specified Prices
                        April 11, 2000 to April 11, 2001

                                    [GRAPH]


Graph shows 4,478,400 cumulative shares, 52% of the 8,636,263 shares outstanding as reported on 12/31/00.
--------------------------------------------------------------------------------

                            NextHealth - Last 3 Years
--------------------------------------------------------------------------------

              Percent of Total Volume Traded at Specified Prices
                        April 9, 1998 to April 11, 2001

                                    [GRAPH]

Graph shows 15,854,200 cumulative shares, 184% of the 8,636,263 shares outstanding as reported on 12/31/00.
--------------------------------------------------------------------------------

                        NextHealth - Since Announcement
--------------------------------------------------------------------------------

              Percent of Total Volume Traded at Specified Prices
                       January 16, 2001 to April 11, 2001

                                    [GRAPH]

Graph shows 1,491,100 of the cumulative shares, 17% of the 8,636,263 shares outstanding as reported on 12/31/00.
--------------------------------------------------------------------------------
Source: FactSet

                                                         STOCK PRICE PERFORMANCE
================================================================================

                  LAST 3 YEARS INDUSTRY STOCK PRICE PERFORMANCE

                         Comparative Price Performance
--------------------------------------------------------------------------------
                                         ______  Healthcare Index
Indexed Prices                           ______  Resort Index
Apr 9, 1998 - Apr 11, 2001               ______  Amex Morgan Stanley Reit
                                         ______  New Standard & Poors 500
                                         ______  Nexthealth Inc.

                                    [GRAPH]
--------------------------------------------------------------------------------
     Healthcare Index is composed of: KIDS, RYOU and RCSR.
     Resort Index is composed of: MTN, SIH and SNSTA
     Source: FactSet.

                                                         STOCK PRICE PERFORMANCE
================================================================================

                           LTM STOCK PRICE PERFORMANCE

                              Industry Performance
--------------------------------------------------------------------------------
                                         ______  Healthcare Index
                                         ______  Resort Index
Indexed Prices                           ______  Amex Morgan Stanley Reit
Apr 11, 2000 - Apr 11, 2001              ______  New Standard & Poors 500
                                         ______  Nexthealth Inc.


                                    [GRAPH]
--------------------------------------------------------------------------------
     Healthcare Index is composed of: KIDS, RYOU and RSCR.
     Resort Index is composed of: MTN, SIH and SNSTA
     Source: FactSet.

================================================================================



                                              ---------------------------------



                                               III.  Valuation Summary




                                              ---------------------------------

================================================================================



                                              ---------------------------------


                                               A.  Methodology




                                              ---------------------------------

                                                               VALUATION SUMMARY
================================================================================

--------------------------------------------------------------------------------

                                  Methodology

          . Discussed the Company's historical results, future growth opportunities and other matters which we considered relevant to our analysis with NextHealth's management.

          . Analyzed the Company's financial and operational performance compared to certain publicly traded specialized healthcare and resort companies.

          . Analyzed the Company's financial and operational performance compared to the targets in selected sales of healthcare and resort assets.

          . Analyzed the stock price premium paid in the Merger compared with the premia paid in selected acquisitions of publicly traded real estate and healthcare companies.

          . Performed a discount cash flow analysis of the Company's future cash flows to determine a valuation range.

--------------------------------------------------------------------------------

                                                               VALUATION SUMMARY
================================================================================


                                             ----------------------------------



                                              B. Implied Valuation
                                              Matrix



                                             ----------------------------------

                                                               VALUATION SUMMARY
================================================================================

--------------------------------------------------------------------------------

                                       NOTE

          None of the companies or assets utilized for comparative purposes in the following publicly-traded companies and precedent transactions analyses is, of course, identical to NextHealth. Accordingly, a complete valuation analysis cannot be limited to a quantitative review of the selected companies or targets and involves complex considerations and judgments concerning differences in financial and operating characteristics of such companies or assets, as well as other factors that could affect their relative value and that of NextHealth.

          Moreover, none of the companies or assets analyzed herein were comprised of both business segments (healthcare and resorts).

--------------------------------------------------------------------------------

                                                               VALUATION SUMMARY
================================================================================

            Implied Value Ranges Based on Publicly Traded Companies,
                         Precedent Transactions and DCF

--------------------------------------------------------------------------------


                                   [GRAPH]

--------------------------------------------------------------------------------

                                                               VALUATION SUMMARY
================================================================================

                    Public Company Summary Valuation Matrix

(In thousands,
except per share)

----------------------------
Offer Price         $ 5.650
----------------------------

   ---------------------------------------------------------------------------------------------------------------------------------
                                         2000

                          2000        Corporate      Adjusted            MULTIPLE RANGE                ENTERPRISE VALUE ("EV")
                                                                 ------------------------------  ----------------------------------
                       EBITDA/(1)/  EBITDA/(1)(2)/  EBITDA/(1)/   Low     Mean   Median   High      Low     Mean    Median   High
                       ----------  --------------   ----------    ---     ----   ------   ----      ---     ----    ------   ----
                       ----------- --------------   ----------   ------------------------------  ----------------------------------
   MIRAVAL             $     3,291  $        (646)  $    2,645   3.164x  5.229x  4.847x  7.676x  $  8,369  $13,830 $ 12,819 $20,301

   SIERRA TUCSON/(3)/  $     9,427  $      (1,129)  $    8,298   3.758x  4.826x  3.983x  6.738x  $ 31,186  $40,049 $ 33,048 $55,912
                       ----------- --------------   ----------   ------------------------------  ----------------------------------

   --------------------------------------------------------------------------------------------------------------------------------

                                                                                                    Low     Mean    Median   High
                                                                                                    ---     ----    ------   ----
                                                                                                 ----------------------------------
                                                    COMBINED ENTERPRISE VALUE                    $ 39,555  $53,879 $ 45,868 $76,214
                                                                                                 ----------------------------------

                                                                                                 Net Debt
                                                                                                 --------
                                                                                                 ---------
                                                    CONSOLIDATED NET DEBT/(4)/                   $   (503)
                                                                                                 ---------

                                                                                                 Rights
                                                                                                 ------
                                                                                                 ---------
                                                    VALUE OF LAND DEVELOPMENTAL RIGHTS/(5)/      $    820
                                                                                                 ---------

                                                                                                 NOL Value
                                                                                                 ---------
                                                                                                 ---------
                                                    PRESENT VALUE OF NOLS                        $  4,183
                                                                                                 ---------

                                                                                                    Low     Mean    Median   High
                                                                                                    ---     ----    ------   ----
                                                                                                -----------------------------------
                                                    IMPLIED EQUITY VALUE                         $ 44,055  $58,379  $50,368 $80,714
                                                                                                -----------------------------------

                                                                                                 Diluted Shares
                                                                                                 --------------
                                                                                                 ---------
                                                    DILUTED SHARES OUTSTANDING/(6)/                14,651
                                                                                                 ---------

                                                                                                    Low     Mean    Median   High
                                                                                                    ---     ----    ------   ----
                                                                                                 ----------------------------------
                                                    IMPLIED VALUE PER SHARE                      $   3.01  $  3.98  $  3.44 $  5.51
                                                                                                 ----------------------------------

               NOTES
               -----
               (1)  For the twelve months ended December 31, 2000.
               (2) Corporate EBITDA prorated based on Miraval and Sierra Tucson EBITDA.
               (3)  Sierra Tucson 2000 EBITDA includes STEM EBITDA of $72.0K.
               (4) As of December 31, 2000. Net debt includes current portion of long term debt and minority interest. Source: NextHealth Management.
               (5)  See Appendix F - "Land Rights Valuation Calculation".
               (6) Diluted shares outstanding calculated using the Treasury Stock Method.

                                                               VALUATION SUMMARY
================================================================================

                Precedent Transaction Summary Valuation Matrix

(In thousands, except per share)

-----------------------------
Offer Price         $ 5.650
-----------------------------

  ----------------------------------------------------------------------------------------------------------------------------------
                                       2000
                         2000        Corporate          Adjusted            MULTIPLE RANGE           ENTERPRISE VALUE ("EV")
                                                                     ---------------------------- ---------------------------------
                        EBITDA/(1)/  EBITDA/(1)(2)/     EBITDA/(1)/    Low    Mean  Median  High     Low     Mean    Median   High
                        ------       ------             ------         ---    ----  ------  ----     ---     ----    ------   ----
                      --------     ----------        ----------    ------------------------------ ----------------------------------
   MIRAVAL             $ 3,291      $   (646)          $ 2,645      7.300x  9.086x 9.308x 10.563x  $19,307 $24,032  $24,618 $ 27,937

   SIERRA TUCSON/(3)/  $ 9,427      $ (1,129)          $ 8,298      3.889x  6.220x 6.376x  9.285x  $32,269 $51,613  $52,906 $ 77,048
                      --------     ----------        ----------    ------------------------------ ----------------------------------

  ----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Low     Mean    Median   High
                                                                                                     ---     ----    ------   ----
                                                                                                  ----------------------------------
                                          COMBINED ENTERPRISE VALUE                                $51,576 $75,645  $77,525 $104,985
                                                                                                  ----------------------------------

                                                                                                  Net Debt
                                                                                                  --------
                                                                                                  ---------
                                          CONSOLIDATED NET DEBT/(4)/                               $  (503)
                                                                                                  ---------

                                                                                                   Rights
                                                                                                   ------
                                                                                                  ---------
                                          VALUE OF LAND DEVELOPMENTAL RIGHTS/(5)/                  $   820
                                                                                                  ---------

                                                                                                  NOL Value
                                                                                                  ---------
                                                                                                  ---------
                                          VALUE OF NOLS                                            $ 4,183
                                                                                                  ---------

                                                                                                     Low     Mean    Median   High
                                                                                                     ---     ----    ------   ----
                                                                                                  ----------------------------------
                                          IMPLIED EQUITY VALUE                                     $56,076 $80,145  $82,025 $109,485
                                                                                                  ----------------------------------

                                                                                                  Diluted Shares
                                                                                                  --------------
                                                                                                  ---------
                                          DILUTED SHARES OUTSTANDING/(6)/                           14,651
                                                                                                  ---------

                                                                                                     Low     Mean    Median   High
                                                                                                     ---     ----    ------   ----
                                                                                                  ----------------------------------
                                          IMPLIED VALUE PER SHARE                                  $  3.83 $  5.47  $  5.60 $   7.47
                                                                                                  ----------------------------------

        NOTES
        -----
        (1)  For the twelve months ended December 31, 2000.
        (2)  Corporate EBITDA prorated based on Miraval and Sierra Tucson
             EBITDA.
        (3)  Sierra Tucson 2000 EBITDA includes STEM EBITDA of $72.0K.
        (4) As of December 31, 2000. Net debt includes current portion of long term debt and minority interest. Source: NextHealth Management.
        (5)  See Appendix F - "Land Rights Valuation Calculation".
        (6)  Diluted shares outstanding calculated using the Treasury Stock
             Method.

                                                               VALUATION SUMMARY
================================================================================
--------------------------------------------------------------------------------

                 Discounted Cash Flow Summary Valuation Matrix

                       MIRAVAL Unlevered Aggregate Value
                       ---------------------------------

--------------------------------------------------------------------------------
                                                Discount Rate
                              -------------------------------------------------
                                25.0%               30.0%              35.0%
          ---------------------------------------------------------------------
 EBITDA          8.0x         $   49,289          $   41,508         $   35,265
  Exit           9.0x         $   53,740          $   45,166         $   38,294
Multiple        10.0x         $   58,191          $   48,824         $   41,324


                    SIERRA TUCSON Unlevered Aggregate Value
                    ---------------------------------------

--------------------------------------------------------------------------------
                                                Discount Rate
                              --------------------------------------------------

                                25.0%                30.0%             35.0%
          ----------------------------------------------------------------------
 EBITDA          5.0x         $   53,029          $   45,636         $   39,646
  Exit           6.0x         $   58,835          $   50,407         $   43,597
Multiple         7.0x         $   64,640          $   55,179         $   47,548


                      COMBINED Unlevered Aggregate Value
                      ----------------------------------

--------------------------------------------------------------------------------

          -----------------------------------------------------------
                                 Discount Rate
          -----------------------------------------------------------
               25.0%               30.0%                  35.0%
          -----------------------------------------------------------
             $  102,319          $   87,143             $   74,911
             $  112,575          $   95,573             $   81,891
             $  122,831          $  104,003             $   88,872
          -----------------------------------------------------------



                                  ADJUSTMENTS
                                  -----------

--------------------------------------------------------------------------------
                                                  ------------
Plus:  Net Debt                                   $      (503)
                                                  ------------
                                                  ------------
Plus:  Development Rights                         $       820
                                                  ------------
                                                  ------------
Plus:  PV of Corporate Expenses                   $    (1,658)
                                                  ------------
                                                  ------------
Diluted Shares Outstanding                        $14,650,973
                                                  ------------



                                 Equity Value
                                 ------------

--------------------------------------------------------------------------------

          -----------------------------------------------------------
                                 Discount Rate
          -----------------------------------------------------------
               25.0%               30.0%                  35.0%
             $  100,978          $   85,803             $   73,570
             $  111,234          $   94,232             $   80,550
             $  121,490          $  102,662             $   87,531
          -----------------------------------------------------------



                      ADJUSTED COMBINED Per Share Equity
                      ----------------------------------

--------------------------------------------------------------------------------

          -----------------------------------------------------------
                                 Discount Rate
          -----------------------------------------------------------
               25.0%                30.0%                 35.0%
          -----------------------------------------------------------
             $     6.89           $    5.86             $     5.02
             $     7.59           $    6.43             $     5.50
             $     8.29           $    7.01             $     5.97
          -----------------------------------------------------------

                                                               VALUATION SUMMARY
================================================================================



                                      ------------------------------------------



                                      D. Premium Analysis



                                      ------------------------------------------

                                                               VALUATION SUMMARY
================================================================================
--------------------------------------------------------------------------------
                               Premium Analysis

                                                            -------------------------------------    --------------------------
                                                             Closing Price Prior to Announcement     Offer Premium / (Discount)
                                                            -------------------------------------    --------------------------
  Date         Date      Acquiror Name                      Offer      1 Day      1 Week   4 Weeks    1 Day   1 Week    4 Weeks
Announced    Effective    Target Name                       Price     Earlier    Earlier   Earlier   Earlier  Earlier   Earlier
---------    ---------    -------------------------------  ------     -------    ------    ------    ------   ------    -------
-------------------------------------------------------------------------------------------------------------------------------
  01/16/01       NA      Investor Group                    $ 5.65     $ 3.38     $ 3.50    $ 3.00     67.4%    61.4%    88.3%
                           NextHealth
-------------------------------------------------------------------------------------------------------------------------------
  11/30/00       NA      Investor Group                    $10.00     $ 8.00     $ 7.75    $ 7.75     25.0%    29.0%    29.0%
                           G&L Realty Corporation

  11/02/00       NA      Developers Diversified            $13.74     $12.50     $11.44    $13.00      9.9%    20.1%     5.7%
                           Realty
                           American Industrial
                             Properties

  10/05/00       NA      Shaner Hotel Group Inc.           $ 4.50     $ 2.06     $ 2.19    $ 2.78    118.2%   105.7%    61.8%
                           Interstate Hotels Corp.

  09/21/00    01/05/01   Investor Group                    $ 7.38     $ 5.56     $ 5.88    $ 5.94     32.7%    25.6%    24.3%
                           Sunburst Hospitality Corp

  09/19/00    11/30/00   Pritzker Group                    $ 5.00     $ 4.38     $ 4.38    $ 4.31     14.3%    14.3%    15.9%
                           US Franchise Systems Inc

  07/27/00    12/22/00   Investor Group                    $ 2.25     $ 1.06     $ 0.88    $ 0.94    111.8%   157.1%   140.0%
                           BFX Hospitality Group Inc

  02/28/00    04/30/00   Bass PLC                          $ 9.50     $ 5.75     $ 4.88    $ 4.56     65.2%    94.9%   108.2%
                           Bristol Hotels & Resorts Inc

  12/28/99    02/02/00   National Nephrology Associates    $10.00     $ 8.25     $ 6.63    $ 6.31     21.2%    50.9%    58.4%
                           Renex Corp

  07/28/98       NA      Investor Group                    $ 5.00     $ 3.81     $ 4.00    $ 4.75     31.1%    25.0%     5.3%
                           Physicians Resource Group Inc

  12/02/98    06/08/99   Irvine Co                         $34.00     $27.38     $27.13    $26.56     24.2%    25.3%    28.0%
                           Irvine Apartment Communities

  03/13/98    07/31/98   Investor Group                    $19.00     $16.50     $17.13    $14.13     15.2%    10.9%    34.5%
                           MedCath Inc

                                                                                          Summary Statistics
                                                                      -------------------------------------------------------
                                                                           High                      118.2%   157.1%   140.0%
                                                                         Median                       25.0%    25.6%    29.0%
                                                                           Mean                       42.6%    50.8%    46.5%
                                                                            Low                        9.9%    10.9%     5.3%
                                                                      -------------------------------------------------------

(1)  Source: Securities Data Company, Inc. Date: 4/06/01
     For all public targets with Primary SIC Codes 6531, 7011, 7991, 8062, 8063, 8069, and 8093.
     Includes transactions between 1/1/98 and 4/6/01 that were under $1 billion where cash was the currency. Excludes repurchases an self tenders.

================================================================================




                                               ---------------------------------



                                               Appendix



                                               ---------------------------------

================================================================================

                           -------------------------

                           A. Precedent Transactions
                              Analysis:

                              Resorts

                           -------------------------

                                                   RESORT PRECEDENT TRANSACTIONS
================================================================================


--------------------------------------------------------------------------------
(dollars in millions)

                                         Target                               Date Announced  Total Purchase     EBITDA
   Acquiror                              (Location)                              Completed        Price        TPP/EBITDA
   (Symbol)                              Description                           Consideration      (TPP)         Cap Rate    TPP/Room
   ---------------------------------------------------------------------------------------------------------------------------------
   ---------------------------------------------------------------------------------------------------------------------------------
   KSLRecreation Corp.                   Arizona Biltmore                        12/22/00         $343.3       $36.0/(1)/   $470,274
                                         (Phoenix, AZ)                           12/22/00                        9.5x
                                         Hotel, Resort 730 rooms                   cash                         10.5%

   ---------------------------------------------------------------------------------------------------------------------------------
   Marriott International                Ritz-Carlton Kapalua                    12/02/00         $143.0          NA        $260,949
                                         (Maui, HW)                              12/02/00                         NA
                                         Hotel, 548 rooms                          cash                           NA

   ---------------------------------------------------------------------------------------------------------------------------------
   Raffles Holdings Ltd.                 L'Ermitage Beverly Hills
                                         (Prch'd f/LAHOTEL Corp.)                10/06/00         $ 68.0          NA/(2)/   $548,387
                                         (Beverly Hills, CA)                     10/06/00                         NA
                                         Hotel, 124 rooms                          cash                           NA

   ---------------------------------------------------------------------------------------------------------------------------------
   Marriott International                Frenchman's Reef Marriott Resort        03/16/00         $ 73.0       $10.0/(3)/   $144,841
   (MAR)                                 (St. Martin, U.S.V.I.)                  03/16/00                        7.3x
                                         Resort, 504 rooms                         cash                         13.7%

   ---------------------------------------------------------------------------------------------------------------------------------
   Strategic Hotel Capital Incorporated  Marriott Lincolnshire Resort            10/04/99         $ 40.8       $ 4.5/(4)/   $104,615
                                         (Outside Chicago, IL)                   10/04/99                        9.1x
                                         Resort, 390 rooms                    securitization                    11.0%

   ---------------------------------------------------------------------------------------------------------------------------------
   Strategic Hotel Capital Incorporated  Ritz Carlton, Laguna Niguel             10/04/99         $212.6       $21.8/(4)/   $540,967
                                         (Laguna Niguel, CA)                     10/04/99                        9.8x
                                         Resort, 393 rooms                    securitization                    10.3%

   ---------------------------------------------------------------------------------------------------------------------------------
   Wyndham International, Inc.           The Buttes                              09/20/99         $ 63.6/(5)/  $ 6.4/(6)/   $179,320
                                         (Tempe, AZ)                             09/20/99                       10.0x
                                         Resort, 353 rooms                  sale/securitization                 10.0%

   ---------------------------------------------------------------------------------------------------------------------------------
   LaSalle Hotel Properties              Viking Hotel                            06/04/99         $ 28.0       $ 2.8/(7)/   $153,846
   (LHO)                                 (Newport, Rhode Island)                 06/04/99                       10.0x
                                         Resort, 182 rooms                         cash                         10.0%

   ---------------------------------------------------------------------------------------------------------------------------------
   Hilton Hotels                         Pointe Hilton Resort at Squaw Peak      04/21/99         $ 94.0     $11.6/(8)/   $166,963
   (HLT)                                 (Phoenix, AZ)                           04/21/99                      8.1x
                                         Resort, 563 rooms                         cash                       12.4%

   ---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                   RESORT PRECEDENT TRANSACTIONS
================================================================================


--------------------------------------------------------------------------------
(dollars in millions)

                                         Target                               Date Announced    Total Purchase   EBITDA
   Acquiror                              (Location)                              Completed          Price      TPP/EBITDA
   (Symbol)                              Description                           Consideration        (TPP)       Cap Rate    TPP/Room
   ---------------------------------------------------------------------------------------------------------------------------------
   ---------------------------------------------------------------------------------------------------------------------------------
   Hilton Hotels                         Pointe Hilton Tapatio Cliffs Resort     08/18/98        $116.0            NA/(9)/  $198,291
   (HLT)                                 (Phoenix, AZ)                           08/18/98                          NA
                                         Resort, 585 rooms                   cash, debt/(10)/                      NA

   ---------------------------------------------------------------------------------------------------------------------------------
   LaSalle Hotel Properties              San Diego Princess Resort               06/01/98        $73.0/(11)/   $ 8.4/(12)/  $158,009
   (LHO)                                 (San Diego, CA)                         06/01/98                        8.7x
                                         Resort, 462 rooms in 129 villas           cash                         11.5%

   ---------------------------------------------------------------------------------------------------------------------------------
   Patriot American Hospitality          WHG Resorts & Casino                    01/16/98        $280.0        $26.5/(13)/  $163,743
   (PAH)                                 (Puerto Rico)                           01/16/98                       10.6x
                                         570-room Condado Plaza Hotel,          stock swap                       9.5%
                                         389-room El San Juan Hotel,
                                         751-room El Conquistador Resort

   ---------------------------------------------------------------------------------------------------------------------------------
   Host Marriott                         Coronado Island Le Meridien Resort      12/17/97        $54.4         $ 6.9/(14)/  $ 23,000
   (HMT)                                 (San Diego, CA)                         12/17/97                        7.9x
                                         Resort, 300 rooms                         cash                         12.7%

   ---------------------------------------------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------    ---------------------------------------
   Key:                                                                                                          EBITDA       TPP/
   TPP (Total Purchase Price) = Stock + Debt - Cash                                                             Multiple      Room
                                                                                                                --------      ----
   EBITDA (earnings before interest, taxes, depreciation and
   amortization) = Total Revenues - Operating Expenses                                                High:      10.6x      $548,387
   Cap Rate = EBITDA/TPP                                                                               Low:       7.3x      $ 23,000
                                                                                                      Mean:       9.1x      $239,477
                                                                                                    Median:       9.3x      $166,963

   --------------------------------------------------------------------------------------    ---------------------------------------

--------------------------------------------------------------------------------

                                                   RESORT PRECEDENT TRANSACTIONS
================================================================================

--------------------------------------------------------------------------------


Notes:
---------------------------------------------

(1)   Source: 8K/A dated December 22, 2000. EBITDA as of October 30, 2000.
(2)   PR Newswire press release dated October 6, 2000.
(3) PR Newswire press release dated March 16, 2000 and Duesche Bank research report dated april 13, 2000.
(4)   Moody's Pre-Sale Report dated October 8, 1999.
(5)   PR Newswire press release dated September 19, 1999.
(6) Moody's Pre-Sale Report dated September 24, 1999. (7) PSI Research Report dated June 24, 1999.
(8)   Moody's Pre-Sale Report dated October 17, 1999.
(9)   PR Newswire press release dated August 18, 1998.
(10) Hilton (acq. of Tapatio) paid $26.3m cash & $80.9m debt for 75% ownership; partner Gosnell Builders, paid $8.8m for 25%
(11)  PR Newswire press release dated June 1, 1998.
(12)  Trailing 12 month EBITDA
(13) PR Newswire press release dated January 16, 1998 and Moody's Pre-Sale Report dated august 10, 2000.
(14)  PR Newswire press release dated December 17, 1997.

--------------------------------------------------------------------------------

================================================================================


                    ---------------------------------------


                    B.   Precedent Transactions
                         Analysis:

                         Specialized Healthcare

                    ---------------------------------------

                                  SPECIALIZED HEATHCARE PRECEDENT TRANSACTIONS
==============================================================================

---------------------------------------------------------------------------------------------------------------------------
($ in millions, except per bed data)

                                                                   Date            Total         EBITDA
                               Target                            Announced        Purchase        TPP/                TPP
   Acquirer                    (Property Type, Location)         Completed         Price         EBITDA               Per
   (Symbol)                    # of beds                       Consideration       (TPP)        Cap Rate              Bed
   ========================================================================================================================
   Undisclosed Acquiror        Charter-by-Sea                        N/A          $  6.8  /(1)/    $  0.9   /(1)/        NA
                               (Hospital, GA)                        N/A                              7.2x
                               309\\(1)\\                                                            13.8%

   ------------------------------------------------------------------------------------------------------------------------
   RehabCare Group Inc.        DiversiCare Rehab Services Inc.     09/20/00           NA               NA                NA
                               (14 Outpatient Therapy
                               Locations, KY, TN)                  09/20/00                            NA
                                                                     NA                                NA

   ------------------------------------------------------------------------------------------------------------------------
   Ramsay Youth Services Inc.  Charter Behavioral Health-Bran      08/04/00       $  7.7  /(2)/        NA          $ 34,222
   (RYOU)                      (Service, FL)                       08/04/00                            NA
                               225/(2)/                              Cash                              NA

   ------------------------------------------------------------------------------------------------------------------------
   Cita Biomedical Inc.        Addiction Medical Group Inc.        06/20/00           NA  /(3)/        NA                NA
   (DTOX)                      (3 Opiate Detoxification
                               Centers, CA)                        Pending                             NA
                                                                     NA                                NA

   ------------------------------------------------------------------------------------------------------------------------
   Universal Health            11 Charter Hospitals (Crescent)     05/31/00       $105.0  /(5)/    $ 27.0   /(5)/  $ 75,000
   Service Inc
   (UHT)                       (Hospital, GA PA NJ DE KY SC TN
                               MS UT TX)                           05/31/00                           3.9x
                               1400/(4)/                                                             25.7%

   ------------------------------------------------------------------------------------------------------------------------
   Benchmark Medical Inc.      Northstar Health Services Inc.      03/04/00       $ 36.0 /(6)/     $  4.7   /(7)/        NA
                               (Outpatiend Rehabilitation
                               Clinics, PA OH.)                    09/22/00                           7.6x
                               (NHSI)                                Cash                            13.2%

   ------------------------------------------------------------------------------------------------------------------------
   Crescent Real Estate        Charter Behavioral Healthcare       02/16/00       $152.6 /(8)/     $ 20.3   /(8)/        NA
   Equities
   (CRE)                       (Behavioral healthcare              Withdrawn                          7.5x
                               services, U.S.)
                               37 core facilities/(9)/                                              13.30%

   ------------------------------------------------------------------------------------------------------------------------
   Thomas Nelson Inc           New Life Treatment Centers Inc      11/08/99       $ 15.0 /(10)/        NA                NA
   (TNM)                       (Hospital)                          11/08/99                            NA
                                                                                                       NA

   ------------------------------------------------------------------------------------------------------------------------
   BI Inc                      Behavioral Careoptions Inc          10/05/99           NA /(11)/        NA                NA
   (BIAC)                      (Drug Treatment)                    10/05/99                            NA
                                                                                                       NA

   ------------------------------------------------------------------------------------------------------------------------
   Select Medical Corp.        NovaCare Inc.                       10/04/99       $200.0 /(12)/    $ 36.2   /(12)/       NA
                               (Outpatiend Physical
                               Rehabilitation. TK: NAHC)           11/19/99                           5.5x
                                                                     Cash                            18.1%

   ------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                  SPECIALIZED HEATHCARE PRECEDENT TRANSACTIONS
==============================================================================

-----------------------------------------------------------------------------------------------------------------------------
($ in millions, except per bed data)

                                                                    Date            Total         EBITDA
                               Target                             Announced        Purchase        TPP/              TPP
   Acquirer                    (Property Type, Location)          Completed         Price         EBITDA             Per
   (Symbol)                    # of beds                         Consideration      (TPP)        Cap Rate            Bed
   ========================================================================================================================

   Texas Pacific Group, Inc    Magellan Health Services Inc       07/19/99         $ 75.4  /(13)/      NA                NA
                               (Hospital, MD)                     12/16/99                             NA
                                                                    Cash                               NA
   ------------------------------------------------------------------------------------------------------------------------
   Universal Health            Hospital Group-Psychiatric         03/15/99         $ 30.0  /(14)/  $  7.2   /(14)/ $ 10,714
   Services Inc                Bus
   (UHS)                       (Hospital, PA)                     04/18/99                            4.2x
                               280\\(14)\\                                                           24.0%

   ------------------------------------------------------------------------------------------------------------------------
   Focus Healthcare LLC        Meadowwood Behavioral Health       11/18/98         $  5.0              NA                NA
                               (Hospital, DE)                     11/18/98                             NA
                                                                    Cash                               NA

   ------------------------------------------------------------------------------------------------------------------------
   Medical Industries of       Santera Rehabilitation Inc.        09/16/98         $  7.7  /(15)/  $  1.7   /(16)/       NA
   America
   (Cyber Care Inc.: CYBR)     (Hospitals/ Ass. living, VA,       Withdrawn                           4.6x
                               WV, GA, KY, OH)                    Cash / Stock                       22.0%

   ------------------------------------------------------------------------------------------------------------------------
   Alexian Brother Health      Hoffman Estates, Woodland Hosp     08/20/98         $254.0  /(18)/      NA                NA
   System                      (Hospital, IL)                     02/01/99                             NA
                               344/(17)/                                                               NA


   ------------------------------------------------------------------------------------------------------------------------
   West Virginia University    Chestnut Ridge Hospital            07/06/98         $ 14.8  /(19)/      NA          $211,429
                               (Hospital, WV)                     10/02/98                             NA
                               70                                   Cash                               NA

   ------------------------------------------------------------------------------------------------------------------------
   Undisclosed Acquiror        Greenbriar Psychiatric Hosp        06/05/98         $  1.6  /(20)/      NA                NA
                               (Hospital, LA)                     06/05/98                             NA
                                                                                                       NA

   ------------------------------------------------------------------------------------------------------------------------
   Horizon Health Corp         FPM Behavioral Health Inc          05/01/98         $ 20.0  /(21)/      NA                NA
   (HORC)                      (HC Service, MN)                   06/02/98                             NA
                                                                    Cash                               NA

   ------------------------------------------------------------------------------------------------------------------------
   National Mentor, Inc.       Rehabilitation Achievement         04/17/98            NA   /(22)/      NA                NA
   (Magellan Health Svs.:      (Outpatient clinic, IL)            04/17/98                             NA
   MGL)                        NA                                    NA                                NA

   ------------------------------------------------------------------------------------------------------------------------
   MD Network, L.P.            Sun Healthcare                     02/26/98            NA   /(23)/  $159.5   /(23)/       NA
                               (Outpatient rehab.
                               facilities, FL)                    02/26/98                             NA
                               NA                                    NA                                NA

---------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                   SPECIALIZED HEATHCARE PRECEDENT TRANSACTIONS
===============================================================================

-----------------------------------------------------------------------------------------------------------------------------
($ in millions, except per bed data)

                                                                    Date             Total         EBITDA
                               Target                             Announced         Purchase        TPP/              TPP
   Acquirer                    (Property Type, Location)          Completed          Price         EBITDA             Per
   (Symbol)                    # of beds                        Consideration        (TPP)        Cap Rate            Bed
   ========================================================================================================================
    Horizon Mental Health      Acorn Behavioral Healthcare        10/20/97         $ 12.7  /(24)/  $  0.7    /(24)/      NA
    Mgmt
    (HORC)                     (Clinic, PA)                       11/03/97                           18.4x      *
                                                                    Cash                               NA

   ------------------------------------------------------------------------------------------------------------------------
    Atlantic Shores            Undisclosed Psychiatric            07/21/97         $  6.0  /(25)/      NA                NA
    Healthcare                 Hosp
    (WHC) Wackenhut                                               07/21/97                             NA
    subsidiary                                                                                         NA

   ------------------------------------------------------------------------------------------------------------------------
    Vencor Inc                 Transitional Hospitals Corp        05/07/97         $639.0  /(27)/  $ 16.4   /(27)/       NA
    (VCRI)                     (Hospital, NV 16 hospitals         08/26/97                           39.0x     *
                               in 13 states)
                               1340/(25)/                           Cash                              2.6%

   ------------------------------------------------------------------------------------------------------------------------
    Wackenhut Corrections      Coral Ridge Psychiatric            04/24/97         $  6.0  /(28)/      NA                NA
    Corp                       Hosp
    (WHC)                      (Hospital, FL)                     05/06/97                             NA
                               86/(27)/                                                                NA

   ------------------------------------------------------------------------------------------------------------------------
    Children's Comprehensive   Vendell Healthcare Inc             02/27/97         $ 25.6  /(29)/   ($2.8)  /(30)/       NA
    (KIDS)                     (Hospital, AK, KY, MI, MT,         06/02/97                             NA
                               UT, FL, TX)
                               564 /(28)/                        Stock/Cash                            NA

   ------------------------------------------------------------------------------------------------------------------------
    Crescent Real Estate       Magellan Health Svcs-Hosp          01/29/97         $387.2  /(31)/  $ 41.7   /(31)/       NA
    Equities
    (CRE)                      (Hospital, U.S., UK and
                               Switz.)                            06/17/97                             93x
                                                                    Cash                            10.77%

   ------------------------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------   ------------------------------------------------
    Key:                                                                                               EBITDA            TPP/
    TPP (Total Purchase Price) = Stock + Debt - Cash                                                  Multiple           Room
                                                                                                      --------           ----
    EBITDA (earnings before interest, taxes, depreciation and                            High:          9.3x          $ 211,429
    amortization) = Total Revenues - Operating Expenses                                Median:          6.4x          $  34,222
    Cap Rate = EBITDA/ TPP                                                               Mean:          6.2x          $  39,979
    * Excluded from ranges for High, Median, Mean and Low                                 Low:          3.9x          $  10,714
    calculations because they are outliers.


   ----------------------------------------------------------------------------   ------------------------------------------------


-------------------------------------------------------------------------------

                                   SPECIALIZED HEATHCARE PRECEDENT TRANSACTIONS
===============================================================================

-------------------------------------------------------------------------------
    Notes:
    ------------------------------

     (1)  Information from RYOU 8-K dated August 18, 2000.
     (2)  Information from RYOU 8-K dated August 18, 2000.
     (3)  PR Newswire press release dated June 20, 2000.
     (4)  PR Newswire press release dated August 4, 2000.
     (5)  PR Newswire press release dated May 30, 2000.
     (6)  Press Releases dated 3/4/00 and 9/25/00.
     (7)  LTM EBITDA for year end 12/31/99 from 10K dated 3/27/00.
     (8)  PR Newswire press release dated Febraury 16, 2000.
          Charter (tenant of Crescent) arranged this deal in bankruptcy hoping to restructure operations. Subsequently, bankruptcy prevailed and they asked Crescent to auction the facilites. Had they stayed in business, Crescent would have demanded a rental payment of $20.3m (or a 13.3% return on appraised value), with an annual increase of 5% over the 10-year lease term, which represents an approximate 16.7% return on appraised value.
     (9)  PR Newswire press release dated May 19, 2000.
    (10)  Information from TNM 10-Q dated February 15, 2000.
    (11)  PR Newswire press release dated October 5, 1999.
    (12) Purchase price source Press Release dated 10/04/99. LTM EBITDA based on EBITDA for 9 months ended 3/31/99, annualized. Source: Proxy dated 8/31/99, pg. 13.
    (13)  Information from MGL 8 -K dated July 21, 1999.
    (14) Purchase Price source PR Newswire press release dated April 15, 1999 (includes $3 million of future contingency payments) and LTM EBITDAR and units from Irving Levin Associates Inc. Transaction Report.
    (15)  Press release dated September 16, 1998.
    (16)  Represents fiscal year 1997 earnings due to lack of available data.
          Source: press release dated September 16, 1998.
    (17)  PR Newswire press release dated August 19, 1998.
    (18)  PR Newswire press release dated February 2, 1998.
    (19)  Irving Levin Associates Inc. Transaction Report.
    (20)  Investext
    (21)  Information from HORC 8-K dated June 17, 1998.
    (22)  Press release dated April 17, 1998. Terms not disclosed.
    (23)  Press release dated February 26, 1998.
    (24)  Information from HORC 8-K dated November 5, 1997.
    (25)  PR Newswire press release dated August 19, 1998.
    (26)  Multex.com company overview as of November 1996.
    (27)  Hostile offer. PR Newswire press release dated May 7, 1997.
    (28) Information from news article dated July 18, 1997 posted on http://www.bizjournals.com.
    (29)  PR Newswire press release dated June 2, 1997.
    (30)  Information from KIDS 8-K/A dated August 18, 1997.
    (31)  Information from CEI 8-K/A dated July 2, 1997.

--------------------------------------------------------------------------------

================================================================================


                                ------------------------------------------------



                                                       C.Public Company Analysis



                                ------------------------------------------------

                                  ANALYSIS OF SELECTED PUBLICLY TRADED COMPANIES
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
(in millions, except per share data)


                                                                    Current     52 Week     Diluted    Equity               Total
                                                             LTM  Share Price Stock Price    Shares    Market    Net      Enterprise
  Company Name                              Ticker Exchange  Date   4/11/01    High   Low  Outstanding  Value   Debt/(1)/   Value
  -----------------------------------------
  ---------------------------------------------------------------------------------------------------------------------------------
  NEXTHEALTH INC. - Current Price           NEXT   NASDAQ  12/31/00  $ 4.350  $ 5.44 $ 2.00    14.2     $  61.8     0.50  $   62.3

  NEXTHEALTH INC. - Offer Price             NEXT   NASDAQ  12/31/00  $ 5.650      NA     NA    14.7     $  82.8     0.50  $   83.3
  ---------------------------------------------------------------------------------------------------------------------------------

  Resorts
  -----------------------------------
  SONESTA INTL HOTELS -CL A/(2)(3)/         SNSTA  NASDAQ  12/31/00  $ 9.180  $10.63 $ 6.75     3.7     $  34.0  $ 53.16  $   87.5
  SUN INTERNATIONAL HOTELS LTD
    /(4)(5)(6)(7)(8)/                       SIH    NYSE    12/31/00  $23.050   23.88  16.25    27.6      637.06   597.48   1,234.5
  VAIL RESORTS INC/(9)(10)/                 MTN    NYSE    01/31/01  $18.840   24.75  14.75    35.2      663.65   373.92   1,037.6




  Specialized Healthcare Companies
  -------------------------------------
  CHILDREN'S COMPREHENSIVE SERVICES INC.
    /(11)(12)(13)(14)/                      KIDS   NASDAQ  12/31/00  $ 3.250  $ 4.38 $ 2.00    7.2      $  23.4  $  25.5  $   48.9
  RAMSAY YOUTH SERVICES INC /(15)(16)/      RYOU   NASDAQ  12/31/00  $ 1.175    2.25   0.38    9.1        10.72    25.97     36.69
  RES CARE INC./(17)(18)(19)/               RSCR   NASDAQ  12/31/00  $ 4.000   14.13   3.56   24.3        97.40   238.86    336.26

------------------------------------------------------------------------------------------------------------------------------------

                                  ANALYSIS OF SELECTED PUBLICLY TRADED COMPANIES
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
 (in millions, except per share data)

                                                LTM   Total Equity Value Multiples     LTM              LTM             Equity
                                                      ----------------------------
                                               EBITDA    LTM     2001E    2002E        Net     LTM     EBITDA   Book    Market/
 Company Name                          Ticker MULTIPLE   EPS      EPS      EPS      Revenues  EBITDA   Margin   Value    Book
 ------------------------------------
 -----------------------------------------------------------------------------------------------------------------------------------
 NEXTHEALTH INC. - Current Price     NEXT        5.8x     9.3x     NA       NA       $ 41.3  $ 10.8     26.1%  $ 28.7    2.2x

 NEXTHEALTH INC. - Offer Price       NEXT        7.7x    12.0x     NA       NA       $ 41.3  $ 10.8     26.1%  $ 28.7    2.9x
 -----------------------------------------------------------------------------------------------------------------------------------

 Resorts
 -----------------------------------
 SONESTA INTL HOTELS -CL A/(2)(3)/   SNSTA       4.8x     7.4x     NA       NA       $107.0  $ 18.0     16.9%  $ 29.9    1.1x
 SUN INTERNATIONAL HOTELS LTD
  /(4)(5)(6)(7)(8)/                  SIH         3.2     17.7    12.1     10.2        884.7   390.1     44.1%   884.2    0.7
 VAIL RESORTS INC /(9)(10)/          MTN         7.7     30.4    33.6     17.9x       584.2   135.2     23.1%   491.9    1.3


                                     Resorts (excludes indicated outliers)
                                    ------------------------------------------------------------------------------------------------
                                     Mean        5.2x    18.5x   22.9x    14.0x      $525.3   181.1     28.0%  $468.7    1.1x
                                     Median      4.8     17.7    22.9     14.0        584.2   135.2     23.1%   491.9    1.1
                                     High        7.7     30.4    33.6     17.9        884.7   390.1     44.1%   884.2    1.3
                                     Low         3.2      7.4    12.1     10.2        107.0    18.0     16.9%    29.9    0.7
                                     -----------------------------------------------------------------------------------------------

 Specialized Healthcare Companies
 -----------------------------------
 CHILDREN'S COMPREHENSIVE SERVICES
   INC. /(11)(12)(13)(14)/           KIDS        3.8x     6.8x     NA       NA       $128.1  $ 13.0      2.7%  $ 55.6    7.2x
 RAMSAY YOUTH SERVICES INC/(15)(16)/ RYOU        4.0      4.8      NA       NA        108.4     9.2      8.5%    20.8    9.1
 RES CARE INC. /(17)(18)(19)/        RSCR        6.7      5.8     7.4     10.8        102.2    49.9     48.8%   178.1   24.3 *


                                     Specialized Healthcare Companies (excludes indicated outliers)
                                     -----------------------------------------------------------------------------------------------
                                     Mean        4.8x     5.8x    7.4x    10.8x      $112.9  $ 24.0     20.0%  $ 84.8    8.2x
                                     Median      4.0      5.8     7.4     10.8        108.4    13.0      8.5%    55.6    8.2
                                     High        6.7      6.8     7.4     10.8        128.1    49.9     48.8%   178.1    9.1
                                     Low         3.8      4.8     7.4     10.8        102.2     9.2      2.7%    20.8    7.2
                                     -----------------------------------------------------------------------------------------------


                                     Composite Valuation (excludes indicated outliers)
                                     -----------------------------------------------------------------------------------------------
                                     Mean    5.0x        12.1x   17.7x    13.0x      $369.2  $145.1     27.5%  $342.1    3.9x
                                     Median  4.4          7.1    12.1     10.8        118.2    34.0     30.5%   116.9    1.3
                                     High    7.7         30.4    33.6    17.98        884.7   390.1     48.8%   884.2    9.1
                                     Low     3.2          4.8     7.4     10.2        102.2     9.2      2.7%    20.8    0.7
                                     -----------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                                    ANALYSIS OF SELECTED PUBLIC TRADED COMPANIES
================================================================================
--------------------------------------------------------------------------------

Resort Public Company Notes

     * Summary statistics exclude outliers.

   (1) Financial data excludes the results of discontinued operations, extraordinary gains and one-time charges. Fully-diluted shares outstanding calculated using the treasury stock method.
  SONESTA INTL HOTELS-CL A (2)(3)
   (2) LTM Net Income for fiscal year ended December 31, 2000 excludes $.006M ($.004M tax adjusted) of gains on sales of assets and $1.7M ($1.0M tax adjusted) of gain from casualty.
   (3) LTM EPS Multiple calculated using LTM Net Income which excludes $.006M ($.004M tax adjusted) of gains on sales of assets and $1.7M ($1.0M tax adjusted) of gain from casualty.
  SUN INTERNATIONAL HOTELS LTD (4)(5)(6)(7)(8)
   (4) Weighted average shares outstanding for three months ended December 31, 2000.
   (5) Source: Income Statement from form 6K dated February 6, 2001, Balance Sheet and Cash Flow from form 6K dated September 30, 2000 and Options data from form 20F dated December 31, 1999.
   (6) LTM EBIT, LTM EBITDA and LTM Net income include add-back of non-recurring pre-opening expenses of $7.6M ($4.6M tax adjusted), write-off of Desert Inn costs of $11.2M ($6.7M tax adjusted), transactions costs of $7.0M ($4.2M tax adjusted) and write down of assets to be sold of $229.2M ($137.5M tax adjusted).
   (7) LTM EPS Multiple calculated using LTM Net Income which includes add-back of non-recurring pre-opening expenses of $7.6M ($4.6M tax adjusted), write-off of Desert Inn costs of $11.2M ($6.7M tax adjusted), transactions costs of $7.0M ($4.2M tax adjusted) and write down of assets to be sold of $229.2M ($137.5M tax adjusted).
   (8) Hurricane repair expenditures are included in capital expenditures for both 1999 and 2000. CapEx was 18% of Gross Revenues in 1999.
  VAIL RESORTS INC (9)(10)
   (9) LTM Net Income for six months ended January 31, 2001 and January 31, 2000 exclude loss on disposal of fixed assets of $.17M ($.1M tax adjusted) and $.7M($.4M tax adjusted) respectively.
  (10) LTM EPS Multiple calculated using LTM Net Income which includes an add-back for loss on disposal of fixed assets of $.17M ($.1M tax adjusted) and $.7M($.4M tax adjusted) for six months ended January 31, 2001 and January 31, 2000 respectively.

--------------------------------------------------------------------------------

                                  ANALYSIS OF SELECTED PUBLICLY TRADED COMPANIES
================================================================================

--------------------------------------------------------------------------------


 Specialized Healthcare Public Company Notes

         * Summary statistics exclude outliers.

     CHILDREN'S COMPREHENSIVE SERVICES INC.
     (11) LTM EBIT and LTM EBITDA include $6.2M inpairment of loss on Helicon facility and $2.4M loss on Helicon receivables and loan guarantee.
     (12)  LTM EBITDA excludes $.2M in Amortization of deferred loan costs.
     (13) LTM Net Income includes $6.2M ($3.72M tax adjusted) inpariment of loss on Helicon facility and $2.4M ($1.4M tax adjusted) loss on Helicon receivables and loan guarantee.
     (14) LTM EPS Multiple is calculated using LTM Net Income which includes $6.2M ($3.72M tax adjusted) inpariment of loss on Helicon facility and $2.4M ($1.4M tax adjusted) loss on Helicon receivables and loan guarantee.
     RAMSAY YOUTH SERVICES INC
     (15) LTM Net Income includes an add-back of $.7M ($.4M tax adjusted) for losses related to asset sales and closed businesses.
     (16) LTM EPS Multiple is calculated using LTM Net Income which includes an add-back of $.7M ($.4M tax adjusted) for losses related to asset sales and closed businesses.
     RES CARE INC.
     (17)  LTM EBIT and LTM EBITDA include $4.1M of special charges.
     (18) LTM Net Income includes an add-back of $4.1M of special charges. Special charges consist of $1.7M ($1.0M tax adjusted) in restructuring charges, $1.8M ($1.1M tax adjusted) in transaction costs and $.6M in other ($.4M tax adjusted).
     (19) Total Debt includes $.6M in current portion of obligations under capital leases and $7.9M in obligations under capital leases.

--------------------------------------------------------------------------------

================================================================================


                        ______________________________

                                   Resort
                                   Companies
                        ______________________________

                                                     APPENDIX (RESORT COMPANIES)
================================================================================


                             Company Descriptions




Sonesta International Hotels Corporation

Sonesta International Hotels Corporation ("Sonesta") owns or operates 22 hotels in Bermuda, the Caribbean, Egypt, Italy, Peru and the United States. Sonesta's luxury properties cater to upscale business and leisure travelers and are designed to showcase the culture and history of their exotic locales. The Company also licenses its name to several hotels in Italy and Peru and operates two cruise vessels that sail the Nile River. Sonesta is planning to expand throughout the US, targeting cities such as Atlanta, Houston and New York City. The founding Sonnabend family (including Chairman and CEO Roger Sonnabend and President Stephanie Sonnabend) owns approximately 75% of Sonesta.

                                                     APPENDIX (RESORT COMPANIES)
================================================================================


--------------------------------------------------------------------------------

    SONESTA INTL HOTELS CORP CLA (SNSTA)
    Apr 11, 2000 - Apr 12, 2001                                 High: 10.63
    U.S. Dollar                                                  Low:  6.75
                                                                Last:  9.18

                             [PRICE/VOLUME GRAPH]

--------------------------------------------------------------------------------

Source: FactSet

                                                     APPENDIX (RESORT COMPANIES)
================================================================================



                              Company Descriptions


Sun International Hotels


Sun International Hotels Limited ("SUN"), established in 1993, is an international resort and gaming company that develops and manages premier resort and casino properties. The Company, through its subsidiaries, currently operates resort hotels and/or casinos in The Bahamas, Atlantic City, the Indian Ocean and Dubai. In addition, SUN earns income based on the gross revenues of a casino in Connecticut. The Company's largest property is the Atlantis Resort and Casino, a 2,317- room resort and casino located on Paradise Island, The Bahamas.

                                                     APPENDIX (RESORT COMPANIES)
================================================================================


--------------------------------------------------------------------------------

     SUN INTL HOTELS LTD ORD (SIH)
     Apr 11, 2000 - Apr 12, 2001                               High: 23.88
     U.S. Dollar                                                Low: 16.25
                                                               Last: 23.05

                             [PRICE/VOLUME GRAPH]

--------------------------------------------------------------------------------

Source: FactSet

                                                     APPENDIX (RESORT COMPANIES)
================================================================================



                              Company Descriptions

Vail Resorts Inc.


Vail Resorts ("VAIL") operates four ski resorts in Colorado (Beaver Creek Resort, Breckenridge Mountain Resort, Keystone Resort, and Vail Mountain), and three in Wyoming's Grand Teton National Park. The Company also operates Wyoming's Jackson Hole Golf & Tennis Club and owns 51% of the Renaissance Resort & Spa (also in Jackson Hole). The Company's ski resorts offer summer activities such as golf and fishing. Investor Ronald Baron controls 34% of Vail Resorts; cereal maker Ralcorp Holdings and investment firm Apollo Advisors control about 22% and 21% of the company, respectively.

                                                     APPENDIX (RESORT COMPANIES)
================================================================================


--------------------------------------------------------------------------------

     VAIL RESORTS INC COM (MIN)
     Apr 11, 2000 - Apr 12, 2001                               High: 24.75
     U.S. Dollar                                                Low: 14.75
                                                               Last: 19.00

                             [PRICE/VOLUME GRAPH]

--------------------------------------------------------------------------------

Source: FactSet

================================================================================


                   ----------------------------------------------------------


                                   Specialized Healthcare
                                         Companies


                   ----------------------------------------------------------

                                      APPENDIX (SPECIALZED HEALTHCARE COMPANIES)
================================================================================


                              Company Descriptions

Children's Comprehensive Services Inc.

Children's Comprehensive Services Inc. ("CCS") provides a continuum of services to at-risk and troubled youth. The Company emphasizes education, treatment and juvenile justice services, primarily to federal, state and local governmental entities charged with the responsibility for providing such services. CCS offers these services through the operation and management of education and treatment programs and both open and secured residential treatment centers in Alabama, Arkansas, California, Florida, Hawaii, Kentucky, Louisiana, Michigan, Montana, Ohio, Pennsylvania, Tennessee, Texas and Utah. In addition, CCS also provides management services to community mental health centers, behavioral units in medical facilities and third parties for a fixed fee.

                                      APPENDIX (SPECIALZED HEALTHCARE COMPANIES)
================================================================================



  CHILDRENS COMPREHENSIVE SVCS COM NEW (KIDS)
  Apr 11, 2000 - Apr 12, 2001                                     High: 4.38
  U.S. Dollar                                                     Low:  2.00
                                                                  Last: 3.23

                             [PRICE/VOLUME GRAPH]

Source: FactSet

                                      APPENDIX (SPECIALZED HEALTHCARE COMPANIES)
================================================================================

                             Company Descriptions

Ramsay Youth Services

Ramsey Youth Services ("Ramsey") offers youth services, primarily through contracts with state and local government agencies trying to cut costs by privatizing juvenile social-services programs. Ramsey's rehabilitation programs for young people with behavioral or psychiatric disorders, substance-abuse problems, and developmental difficulties are offered through inpatient facilities, group homes, and charter schools, as well as through outpatient and day treatment programs. The Company has operations in nine states (primarily in the South) and Puerto Rico. Chairman Paul Ramsay owns more than half of the company.

                                      APPENDIX (SPECIALZED HEALTHCARE COMPANIES)
================================================================================



   RAMSAY YOUTH SVCS INC COM NEW (RYOU)
   Apr 11, 2000 - Apr 12, 2001                                   High: 2.25
   U.S. Dollar                                                   Low:  0.38
                                                                 Last: 1.19

                             [PRICE/VOLUME GRAPH]

Source: FactSet

                                      APPENDIX (SPECIALZED HEALTHCARE COMPANIES)
================================================================================

                             Company Descriptions

Res Care Inc.

Res Care Inc. ("RES") is a leading provider of residential, training, educational and support services to populations with special needs, including persons with developmental and other disabilities. The services provided by the Company have historically been provided by state and local government agencies and not-for-profit organizations. RES's programs include an array of services provided in both residential and non-residential settings for adults and youths with mental retardation or other developmental disabilities and disabilities caused by acquired brain injury, and youths who have special educational or support needs, are from disadvantaged backgrounds, or have severe emotional disorders.

                                      APPENDIX (SPECIALZED HEALTHCARE COMPANIES)
================================================================================



  RES-CARE INC COM (RSCR)
  Apr 11, 2000 - Apr 12, 2001                                  High: 14.13
  U.S. Dollar                                                   Low:  3.56
                                                               Last:  4.20

                             [PRICE/VOLUME GRAPH]

Source: FactSet

================================================================================


                        -------------------------------


                            D. Discounted Cash Flow
                               Analysis


                        -------------------------------

                                        APPENDIX - DISCOUNTED CASH FLOW ANALYSIS
================================================================================
--------------------------------------------------------------------------------
                 Discounted Cash Flow Summary Valuation Matrix


                       MIRAVAL Unlevered Aggregate Value
                       ---------------------------------


     ---------------------------------------------------------------------
                                                Discount Rate
                               -------------------------------------------
                                     25.0%          30.0%         35.0%
             -------------------------------------------------------------
     EBITDA              8.0x     $   49,289     $   41,508     $   35,265
      Exit               9.0x     $   53,740     $   45,166     $   38,294
     Multiple           10.0x     $   58,191     $   48,824     $   41,324
     ---------------------------------------------------------------------



                    SIERRA TUCSON Unlevered Aggregate Value
                    ---------------------------------------


     ---------------------------------------------------------------------

                                                Discount Rate
                               -------------------------------------------
                                     25.0%          30.0%          35.0%
              ------------------------------------------------------------
     EBITDA              5.0x     $   53,029     $   45,636     $   39,646
      Exit               6.0x     $   58,835     $   50,407     $   43,597
     Multiple            7.0x     $   64,640     $   55,179     $   47,548
     ---------------------------------------------------------------------


                                  ADJUSTMENTS
                                  -----------

     ---------------------------------------------------------------------
                                            -----------------
     Plus:  Net Debt                           $      (503)
                                            -----------------
                                            -----------------
     Plus:  Development Rights                 $       820
                                            -----------------
                                            -----------------
     Plus:  PV of Corporate Expenses           $    (1,658)
                                            -----------------
                                            -----------------
     Diluted Shares Outstanding                $14,650,973
                                            -----------------
     ---------------------------------------------------------------------



                      COMBINED Unlevered Aggregate Value
                      ----------------------------------


     ---------------------------------------------------------------------

             ---------------------------------------------------
                                Discount Rate
             ---------------------------------------------------
                25.0%               30.0%               35.0%
             ---------------------------------------------------
             $  102,319           $  87,143           $   74,911
             $  112,575           $  95,573           $   81,891
             $  122,831           $ 104,003           $   88,872
             ---------------------------------------------------

     ---------------------------------------------------------------------


                                 Equity Value
                                 ------------

     ---------------------------------------------------------------------

             ---------------------------------------------------
                                 Discount Rate
             ---------------------------------------------------
                25.0%               30.0%                35.0%
             ---------------------------------------------------
             $  100,978           $   85,803           $  73,570
             $  111,234           $   94,232           $  80,550
             $  121,490           $  102,662           $  87,531
             ---------------------------------------------------

     ---------------------------------------------------------------------


                      ADJUSTED COMBINED Per Share Equity
                      ----------------------------------

     ---------------------------------------------------------------------

             ---------------------------------------------------
                                 Discount Rate
             ---------------------------------------------------
               25.0%                 30.0%                35.0%
             ---------------------------------------------------
             $   6.89              $   5.86             $   5.02
             $   7.59              $   6.43             $   5.50
             $   8.29              $   7.01             $   5.97
             ---------------------------------------------------

     ---------------------------------------------------------------------

--------------------------------------------------------------------------------

                                        APPENDIX - DISCOUNTED CASH FLOW ANALYSIS
================================================================================

------------------------------------------------------------------------------------------------------------------------

                      Miraval Free Cash Flow Projections

Projections/(1)/

                                                     2001            2002         2003        2004          2005
                                                  ----------      ----------   ---------   ----------   -----------
EBIT                                                $  3,222        $  4,654     $ 6,303     $  8,931     $  11,676
Less: Taxes (41%)                                      1,321           1,908       2,584        3,662         4,787
                                                  ----------      ----------   ---------   ----------   -----------
   Tax-adjusted Operating Income                    $  1,901        $  2,746     $ 3,719     $  5,269     $   6,889
Plus: NOL Tax Credit                                $  1,321        $  1,239           -            -             -
Plus: Depreciation & Amoritization                  $  1,715        $  1,752     $ 1,802     $  1,854     $   1,907
Less: Capex                                             (745)         (1,472)       (797)        (825)         (860)
   Changes in Working Capital                             -                -           -            -             -
                                                  ----------      ----------   ---------   ----------   -----------
Free Cash Flow                                      $  4,193        $  4,265     $ 4,724     $  6,298     $   7,936

/(1)/ All projections provided by NextHealth's management as of March 29, 2001.

------------------------------------------------------------------------------------------------------------------------

                                        APPENDIX - DISCOUNTED CASH FLOW ANALYSIS
================================================================================

------------------------------------------------------------------------------------------------------------------------------------


                               Miraval Free DCF

     (in thousands, except per share data)

                                                                                    For the Year Ended December 31,
                                                                            2001       2002       2003       2004       2005
                                                                            ----       ----       ----       ----       ----
     Free Cash Flow                                                       $  4,193   $  4,265   $  4,724   $  6,298   $  7,936

     Present Value of Free Cash Flows Discounted at 30.0%                    3,225      2,524      2,150      2,205      2,137

     Total Present Value of FCF for years 2000-2005            $ 12,242

     Terminal Value Calculation
          Projected 2005 EBITDA                                $ 13,583
          Exit Multiple                                             9.0x
                                                              ----------
          Terminal Value at EBITDA Exit Multiple of 9.0x        122,245
          Present Value of Terminal Value                        32,924

     Aggregate Present Value of Equity                         $ 45,166


              ----------------------------------------------------------
                            Aggregate Unlevered Value
                                               Discount Rate
                                   ------------------------------------
                                       25.0%        30.0%       35.0%
                         ----------------------------------------------
              EBITDA          8.0x   $  49,289   $  41,508   $   35,265
               Exit           9.0x   $  53,740   $  45,166   $   38,294
              Multiple       10.0x   $  58,191   $  48,824   $   41,324
              ---------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                        APPENDIX - DISCOUNTED CASH FLOW ANALYSIS
================================================================================

------------------------------------------------------------------------------------------------------------------------

                                             Sierra Tucson Free Cash Flow Projections

Projections/(1)(2)/

                                                     2001          2002          2003          2004           2005
                                                  ----------    ----------    ----------    ----------     ----------
EBIT                                                 $10,807       $12,146       $13,895       $15,524        $17,050
Less: Taxes (41%)                                      4,431         4,980         5,697         6,365          6,991
                                                  ----------    ----------    ----------    ----------     ----------
   Tax-adjusted Operating Income                     $ 6,376       $ 7,166       $ 8,198       $ 9,159        $10,060
Plus: NOL Tax Credit                                 $ 4,431       $ 1,239             -             -              -
Plus: Depreciation & Amoritization                   $   397       $   472       $   525       $   608        $   666
Less: Capex                                             (486)       (1,770)         (825)       (1,280)          (475)
   Changes in Working Capital                              -             -             -             -              -
                                                  ----------    ----------    ----------    ----------     ----------
Free Cash Flow                                        10,718         7,108         7,898         8,487         10,251


(1)  All projections provided by NextHealth's management as of March 26, 2001.
(2)  Projections include all revenue and expenses generated by Sierra Tucson Educational Materials ("STEM").

------------------------------------------------------------------------------------------------------------------------

                                        APPENDIX - DISCOUNTED CASH FLOW ANALYSIS
================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                         Sierra Tucson DCF

(in thousands, except per share data)

                                                                                 For the Year Ended December 31,
                                                                          2001      2002     2003     2004     2005
                                                                          ----      ----     ----     ----     ----
Free Cash Flow                                                         $  10,718 $  7,108 $  7,898  $  8,487 $ 10,251

Present Value of Free Cash Flows Discounted at 30.0%                       8,245    4,206    3,595     2,972    2,761

Total Present Value of FCF for years 2000-2005                $   21,778

Terminal Value Calculation
   Projected 2005 EBITDA                                      $   17,716
   Exit Multiple                                                     6.0x
                                                             -----------
   Terminal Value at EBITDA Exit Multiple of 6.0x                106,299
   Present Value of Terminal Value                                28,629

Aggregate Present Value of Equity                             $   50,407



                        Aggregate Unlevered Value
                                            Discount Rate
                               ---------------------------------
                                  25.0%       30.0%      35.0%
                   ---------------------------------------------
         EBITDA            5.0x  $ 53,029   $  45,636  $  39,646
          Exit             6.0x  $ 58,835   $  50,407  $  43,597
        Multiple           7.0x  $ 64,640   $  55,179  $  47,548
        --------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

                                        APPENDIX - DISCOUNTED CASH FLOW ANALYSIS
================================================================================

----------------------------------------------------------------------------------------------------------------------
                       Corporate Expenses Present Value

(in thousands, except per share data)

Projections/(1)/

                                                          2001        2002       2003       2004         2005
                                                        ---------   ---------  ---------  ---------    ---------
EBIT/(2)/                                                 (1,070)     (1,047)    (1,169)    (1,308)      (1,464)
Plus: Tax Benefit (41%)                                      439         429        479        536          600
                                                        ---------   ---------  ---------  ---------    ---------
   Tax-adjusted Operating Income                            (631)       (618)      (690)      (771)        (864)
Less: Capex                                                    -           -          -          -            -
   Plus: Depreciation and Amortization                         1           6          5          5            5
   Changes in Working Capital                                  -           -          -          -            -
                                                        ---------   ---------  ---------  ---------    ---------
Free Cash Flow                                              (630)       (612)      (685)      (767)        (859)

Present Value of Free Cash Flows Discounted at 30.0%        (485)       (362)      (312)      (268)        (231)

Total Present Value of FCF for years 2000-2005            (1,658)


(1) All projections provided by NextHealth's management
(2) EBIT includes an add-back of minoirty interest.

----------------------------------------------------------------------------------------------------------------------

                                        APPENDIX - DISCOUNTED CASH FLOW ANALYSIS
================================================================================

--------------------------------------------------------------------------------

                                NOL Adjustments

NOL Adjustments
                                                               2001        2002
                                                               ----        ----

Beginning Federal NOL Balance/(1)/                          $20,500      $6,470
Assumed Federal Tax Rate                                         34%         34%
                                                           --------     -------
Total NOL Federal Tax Credits Available                     $ 6,970      $2,200
Combined 2001 Federal Taxes for Miraval and ST              $ 4,770      $5,712
                                                           --------     -------
Ending Federal Tax Credit Balance @ 34% Tax Rate            $ 2,200      $    0
   Ending Federal NOL Balance                               $ 6,470      $    0

Beginning State NOL Balance/(1)/                            $18,000      $3,970
Assumed State Tax Rate                                            7%          7%
                                                           --------     -------
Total NOL State Tax Credits Available                       $ 1,260      $  278
Combined 2001 State Taxes for Miraval and ST                $   982      $1,176
                                                           --------     -------
Ending State Tax Credit Balance @ 7% Tax Rate               $   278      $    0
   Ending State NOL Balance                                 $ 3,970      $    0


--------------------------------------------------------------------------------

                                        APPENDIX - DISCOUNTED CASH FLOW ANALYSIS
================================================================================
--------------------------------------------------------------------------------

                                             NOL Utilization

NOL Cap and Available Federal Tax Credits

                                                    2001         2002        2003        2004       2005
                                                    ----         ----        ----        ----       ----
NOL CAP
30 Year Treasury Yield as of 4/11/01/(2)/            5.60%
NextHealth Stock Offer Price                         5.65
Diluted Shares Outstanding                         14,651
                                                  -------
NOL Cap Per Year                                  $ 4,636       $ 4,636     $4,636      $4,636     $1,958
Assumed Federal Tax Rate                               34%           34%        34%         34%        34%
                                                  -------       -------     ------      ------     ------
Maximum Tax Credits Available Per Year            $ 1,576       $ 1,576     $1,576      $1,576     $  666
Ending NOL Outstanding balance                    $15,864       $11,229     $6,593      $1,958     $    0
   PV of Tax Credits/(3)/:                          1,212           933        717         552        179
     Total Present Value of Tax Credits:            3,593

NOL Cap and Available State Tax Credits

                                                    2001         2002        2003        2004       2005
                                                    ----         ----        ----        ----       ----
NOL CAP
30 Year Treasury Yield as of 4/11/01/(2)/            5.60%
NextHealth Stock Offer Price                         5.65
Diluted Shares Outstanding                         14,651
                                                  -------
NOL Cap Per Year                                  $ 4,636       $ 4,636     $4,636      $4,636     $4,636
Assumed State Tax Rate                                  7%            7%         7%          -          -
                                                  -------       -------     ------      ------     ------
Maximum Tax Credits Available Per Year            $   324       $   324     $  324      $    0     $    0
Ending NOL Outstanding balance                    $17,676       $13,040     $8,404      $3,769     $    0
   PV of Tax Credits/(3)/:                            250           192        148           -          -
     Total Present Value of Tax Credits:              589

(1) As of 12/31/01, per NextHealth 10K dated 3/16/01.
(2) Source: FactSet
(3) Present Value of Tax Credits are discounted at 30.0%.

--------------------------------------------------------------------------------

================================================================================


                                                 ----------------------------

                                                  E. Discount Rate
                                                  Assumptions

                                                 ----------------------------

                                             APPENDIX--DISCOUNT RATE ASSUMPTIONS
================================================================================


  ---------------------------------------------------------------------------

                            Discount Rate Assumption

     . Prudential Securities utilized a range of discount rates between 25.0% and 35.0% based upon:

          . The historical volatility in NextHealth's earnings and five-plus year period prior to 2000 where NextHealth generated operating losses.

          . NextHealth's and other small capitalized companies' inability to raise equity in the public market.

          . Rates of return required by opportunity and private equity funds for investment in small capitalized companies (such as NextHealth) of generally at least 20% - 25%.

          .  Risks associated with the Company's projections:

                      .  Aggressive assumptions
                            .  (i.e. 40% EBITDA growth in 2001)

                      . The Company's actual results are behind the original 2001 budget.

  ---------------------------------------------------------------------------

================================================================================



                                            ----------------------------------


                                            F.  Land Rights Valuation
                                                Calculation


                                            ----------------------------------

                                    APPENDIX - LAND RIGHTS VALUATION CALCULATION
================================================================================
--------------------------------------------------------------------------------

                     Land Development Rights Present Value

(in thousands, land area and per share data)

Projections /(1)/
                                                               Low Range       Mid Range       High Range
                                                              ----------      ----------       ----------
Sale Price per Acre                                           $   100.00      $   125.00       $   150.00
Number of Acres                                                     21.6            21.6             21.6
                                                              ----------      ----------       ----------
   Total Sale Contibutions                                    $ 2,160.00      $ 2,700.00       $ 3,240.00

Less: Development Costs per Lot                               $    25.00      $    25.00       $    25.00
Number of Lots                                                        26              26               26
                                                              ----------      ----------       ----------
   Total Development Costs                                    $   650.00      $   650.00       $   650.00
                                                              ==========      ==========       ==========
   Contibutions less Devlopment Costs                         $  1,510.0      $  2,050.0       $  2,590.0

Sewer Infrastructure Costs per sq. ft.                        $     0.05      $     0.05       $     0.05
Total Number of Square Feet                                       13,200          13,200           13,200
                                                              ----------      ----------       ----------
   Total Sewer Infrastructure Costs                           $   660.00      $   660.00       $   660.00

Total Value of Land Development Rights                        $    850.0      $  1,390.0       $  1,930.0
Less: Taxes (40%)                                             $    340.0      $    556.0       $    772.0
                                                              ----------      ----------       ----------
   Tax adjusted Value of Land Development Rights              $    510.0      $    834.0       $  1,158.0

Total Cash Received from Sale of Rights                       $    510.0      $    834.0       $  1,158.0

                                                                  Low             Mid              High     Assumed Value
                                                                  ---             ---              ----     -------------
                                                              -------------------------------------------   -------------
     Range of Land Development Rights Values                  $    510.0      $    834.0       $  1,158.0   $  834.0
                                                              -------------------------------------------   -------------


(1) Based upon conversations with NextHealth outside legal counsel/land use plan consultant.
--------------------------------------------------------------------------------

DRAFT
================================================================================

                               ---------------------------------



                               G. Diluted Share
                               Calculation


                               ---------------------------------

                                            APPENDIX - DILUTED SHARE CALCULATION
================================================================================

--------------------------------------------------------------------------------

-----------------------------------------------------------------------
Cash Price per Share                                       $     5.650
-----------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Net         Common/(1)/    Diluted
                                                                               Repurchased   Additional      Shares         Shares
     Option Plan        Options/(1)/  Exercise Price   Cash to Company           Shares        Shares     Outstanding    Outstanding
------------------------------------------------------------------------------------------------------------------------------------
Warrants                 900,000         $ 1.00            $   900,000           159,292        740,708

Series A Convertible
 Preferred             4,606,500              -                     -                 -       4,606,500

DSO Plan                 364,000         $ 2.10            $   765,098           135,416        228,584

1990 Plan                254,800         $ 2.10            $   535,772            94,827        159,973

1992 Plan                605,000         $ 3.04            $ 1,842,213           326,055        278,945


----------------------------------------------------------------------         ---------   -----------
                       6,730,300                           $ 4,043,083           715,590     6,014,710       8,636,263   14,650,973
                                                                                                                        ===========

(1)  Source: NextHealth management.
--------------------------------------------------------------------------------

79